UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2014

EXTERRAN PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16666 Northchase Drive
Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

(281) 836-7000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired.

The unaudited statement of assets acquired and liabilities assumed as of March 31, 2014 for the April 2014 MidCon Acquisition (as defined in the introduction of Exhibit 99.1) and the related unaudited statements of revenues and direct operating expenses for the three months ended March 31, 2014 and 2013 is attached as Exhibit 99.1 and incorporated herein by reference.

(b)      Pro Forma Financial Information.

The unaudited pro forma condensed consolidated statement of operations of Exterran Partners, L.P. for the nine months ended September 30, 2014, which gives effect to the April 2014 MidCon Acquisition, is attached as Exhibit 99.1 and incorporated herein by reference.

(d)      Exhibits.

Exhibit No.	Description
99.1

The unaudited statement of assets acquired and liabilities assumed as of March 31, 2014 for the April 2014 MidCon Acquisition and the related unaudited statements of revenue and direct operating expenses for the three months ended March 31, 2014 and 2013 and the unaudited pro forma condensed consolidated statement of operations of Exterran Partners, L.P. for the nine months ended September 30, 2014, which gives effect to the April 2014 Midcon Acquisition

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN PARTNERS, L.P.

By: Exterran General Partner, L.P., its general partner

By: Exterran GP LLC, its general partner

Date: December 12, 2014	/s/ KENNETH R. BICKETT
Name: Kenneth R. Bickett
Title: Vice President and Controller